                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                      FIRST ROBINSON FINANCIAL CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                [FIRST ROBINSON FINANCIAL CORPORATION LETTERHEAD]


                                January 30, 1998




Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of First Robinson Financial Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m. on February 24, 1998 at the Bank's offices located at 501 East Main Street, Robinson, Illinois.

         In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Company's 1997 financial and operating performance.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of one director and the ratification of the appointment of independent auditors. The Board of Directors unanimously recommends that you vote for each of the proposals.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save First Robinson Financial Corporation additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                           Sincerely,



                                           RICK L. CATT
                                           President and Chief Executive Officer

                      First Robinson Financial Corporation
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on February 24, 1998


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Robinson Financial Corporation (the "Company") will be held at the Bank's offices located at 501 East Main Street, Robinson, Illinois at 10:00 a.m., Robinson, Illinois time, on February 24, 1998.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of one director of the Company;

         2. The ratification of the appointment of Larsson, Woodyard & Henson, LLP, as auditors of the Company for the fiscal year ending March 31, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on January 16, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Rick L. Catt
                                       President and Chief Executive Officer



Robinson, Illinois
January 30, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                      First Robinson Financial Corporation
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621


                         ANNUAL MEETING OF STOCKHOLDERS
                                February 24, 1998

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Robinson Financial Corporation (the "Company"), the parent company of First Robinson Savings Bank, National Association (the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Bank's offices located at 501 East Main Street, Robinson, Illinois on February 24, 1998, at 10:00 a.m., Robinson, Illinois time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about January 30, 1998.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of one director, and the appointment of Larsson, Woodyard & Henson, LLP as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominee and the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The director shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of the director. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on January 16, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 859,625 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.


                                                                                           Shares
                                                                                        Beneficially       Percent
                                  Beneficial Owner                                         Owned          of Class
                                  ----------------                                         -----          --------
First Robinson Financial Corporation Employee Stock Ownership Plan                       68,770(1)          8.0%
501 East Main Street
Robinson, Illinois  62454

Jeffrey L. Gendell,                                                                      77,000(2)          9.0%
Tontine Financial Partners, L.P. and Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166

Directors and executive officers of the Company and the Bank,                            86,952(3)         10.1%
  as a group (10 persons)

-----------------------

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 6,877 of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., the Trustee of the ESOP, may be deemed beneficially to own the shares held by the ESOP which have not been allocated to the participants.

(2)  As reported on Schedule 13D, dated July 3, 1997.

(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. The amount above includes 2,291 shares of Common Stock allocated to the accounts of executive officers under the ESOP.

                        PROPOSAL I - ELECTION OF DIRECTOR

         The Company's Board of Directors is presently composed of six members, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and the nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting for the election of the nominee identified in the following table. If such nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                               Shares of Common
                                                                                              Stock Beneficially       Percent
                                               Position(s)         Director      Term to           Owned at               of
       Name                    Age                Held             Since(1)       Expire      January 16, 1998(2)       Class
------------------             ---                ----             --------       ------      -------------------       -----


                                                            NOMINEES

James D. Goodwine               35      Director                     1993          2000             5,200               0.6%

                                                 DIRECTORS CONTINUING IN OFFICE
                                                 ------------------------------

Scott F. Pulliam                40      Chairman of the Board        1985          1998            10,000               1.2%
Clell T. Keller                 73      Director                     1984          1998            10,000               1.2%
William K. Thomas               52      Director                     1988          1998            10,000               1.2%
Donald K. Inboden               65      Director                     1990          1999            10,000               1.2%
Rick L. Catt                    45      Director, President and      1989          1999            10,781               1.3%
                                        Chief Executive
                                        Officer

--------------------------
(1)      Includes service as a director of the Bank.
(2) Includes shares held directly, as well as, shares held in retirement accounts, shares allocated to the ESOP accounts of certain of the named persons, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole voting and/or investment power.


         The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         James D. Goodwine. Mr. Goodwine is a funeral Director and Vice President of Goodwine Funeral Homes, Inc., a position he has held since 1986.

         Scott F. Pulliam. Since 1983, Mr. Pulliam has practiced as a public accountant in the Robinson, Illinois area.

         Clell T. Keller. Mr. Keller is currently retired. From 1976 to his retirement, Mr. Keller was the Clerk of the Circuit Court in Crawford County, Illinois.

         William K. Thomas. Since 1976, Mr. Thomas has practiced as an attorney in the Robinson, Illinois area.

         Donald K. Inboden. Mr. Inboden is currently retired. From 1955 to his retirement, Mr. Inboden was employed in the refinery at Marathon Oil Company.

         Rick L. Catt. Mr. Catt is President and Chief Executive Officer of the Bank, a position he has held since 1989.

Executive Officers Who are not Directors

         Officers are elected annually by the Board of Directors of the Bank. The business experience of the executive officers who are not also directors is set forth below.

         Jamie E. McReynolds. Ms. McReynolds, age 33, currently serves as a Vice President, Chief Financial Officer, and Secretary. Ms. McReynolds has been employed by the Bank, in various capacities since 1986.

         Leslie Trotter, III. Mr. Trotter, age 42, currently serves as a Vice President and Treasurer. Mr. Trotter has been employed by the Bank since 1978.

         Rita L. Elder. Ms. Elder, age 45, currently serves as a Vice President. Ms. Elder has been employed by the Bank, in various capacities, since 1985.

         William D. Sandiford. Mr. Sandiford, age 40, currently serves as a Vice President and Senior Loan Officer, a position he has held since 1995. From 1992 to 1995, Mr. Sandiford served as a vice president/branch manager of a national bank located in Robinson, Illinois.

Board of Directors' Meetings and Committees

         The Bank's Board of Directors meets at least monthly. During the fiscal year ended October 31, 1997, the Board of Directors held 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.

         The Bank has standing Loan, Building, Nominating, Audit, Personnel and Investment Committees.

         The Loan Committee is comprised of all directors. It meets on an as needed basis to review loan requests in excess of $150,000. This committee met 26 times during fiscal 1997.

         The Building Committee is responsible for overseeing the Bank's building, grounds, maintenance, repairs and the like. It is composed of Directors Catt, Inboden and Goodwine. This committee met two times during fiscal 1997.

         The Nominating Committee, composed of Directors Keller, Pulliam and Thomas, nominate individuals for election to the Bank's Board of Directors. This committee met once during fiscal 1997.

         The Audit Committee, composed of Directors Pulliam, Thomas, Inboden, Keller and Goodwine, review and receive audit findings from the Bank's internal and external auditors. This committee met 12 times in fiscal 1997.

         The Personnel Committee, composed of Directors Keller, Pulliam and Catt, review personnel evaluations and recommend salary adjustments to the entire Board of Directors. This committee met 11 times in fiscal 1997.

         The Investment Committee, composed of Director Catt and Vice President McReynolds and Sandiford, review the purchase and sale of investments. This committee met three times in fiscal 1997.

Director Compensation

         Each non-employee director is currently paid a fee of $375 for each regular meeting attended, except for the Chairman of the Board who is paid $405 for each regular meeting attended. Non-employee directors receive committee fees of $50 for each meeting attended, except for the Loan Committee participants who receive a fee of $300 per month reduced by $100 for each missed meeting. Employee directors do not receive fees for participation on any committees.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

         The following table sets forth information concerning the compensation paid or accrued by the Bank for services rendered by the Bank's Chief Executive Officer. No executive officer of the Bank had aggregate compensation (salary plus bonus) in excess of $100,000 in fiscal 1997.


======================================================================================================================
                                              Summary Compensation Table
----------------------------------------------------------------------------------------------------------------------
                                                                            Long-Term Compensation
                           Annual Compensation                                       Awards
----------------------------------------------------------------------------------------------------------------------
                                                             Other Annual   Restricted                    All Other
                               Fiscal    Salary     Bonus    Compensation      Stock        Options/    Compensation
Name and Principal Position     Year     ($)(1)      ($)         ($)         Award ($)      SARs (#)         ($)
----------------------------------------------------------------------------------------------------------------------
Rick L. Catt, President, Chief  1997    $81,492    $4,000       $ ---           ---           ---         $3,488(2)
Executive Officer and Director  1996    $80,102    $10,218      $ ---           ---           ---        $20,146(3)
======================================================================================================================

(1) In accordance with the revised rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission, Summary Compensation information is excluded for the year ended October 31, 1995.
(2) Includes $2,162 of life, health and disability premiums and $1,326 of various membership fees paid by the Bank.
(3) Includes $2,146 of life, health and disability premiums paid by the Bank, $14,000 one-time contribution by the Bank to Mr. Catt's Director Retirement Plan account, $2,731 paid by the Bank in discretionary contributions pursuant to the Bank's 401(k) Plan, and various membership fees of $1,269.

Certain Transactions

         The Bank has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans by the Bank to its directors and executive officers are subject to OCC regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled $266,000 at October 31, 1997, which was 2.8% of the Bank's equity capital at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the three years ended October 31, 1997. All loans to directors and officers were performing in accordance with their terms at October 31, 1997.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS


         The Board of Directors of the Company has appointed Larsson, Woodyard & Henson, LLP, independent accountants, to be the Company's auditors for the fiscal year ending March 31, 1998. The Board of Directors of the Company has authorized a change in this connection, from an audit year of October 31 to an audit year of March 31. Representatives of Larsson, Woodyard & Henson, LLP, are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF LARSSON, WOODYARD & HENSON, LLP, AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 1998.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 501 East Main Street, Robinson, Illinois 62454, no later than March 2, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Robinson, Illinois
January 30, 1998

REVOCABLE PROXY                                                  REVOCABLE PROXY

                      First Robinson Financial Corporation

                         ANNUAL MEETING OF STOCKHOLDERS
                                February 24, 1998

      The undersigned hereby appoints the Board of Directors of First Robinson Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Bank's office located at 501 East Main Street, Robinson, Illinois, on February 24, 1998 at 10:00 a.m. and at any and all adjournments and postponements thereof.

I. The election as director of the nominee listed below (except as marked to the contrary)

                          [ ] FOR             [ ] VOTE WITHHELD

     INSTRUCTION: To withhold your vote for the individual nominee, strike a line in the nominee's name below.

                                JAMES B. GOODWINE

II. The ratification of the appointment of Larsson, Woodyard & Henson, LLP as auditors of the Company for the fiscal year ending March 31, 1998.

                  [ ] FOR             [ ] AGAINST            [ ] ABSTAIN

       In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.


--------------------------------------------------------------------------------
       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEE LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

           The Board of Directors recommends a vote "FOR" the proposal and the election of the nominee listed above.

                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.




Dated: _____________, 1998      ________________________________________________
                                Signature of Stockholder






                                ________________________________________________
                                Signature of Stockholder

                                Please sign exactly as your name(s) Appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------